S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 1 Q4 2015 Corporate Overview and Financial Results 8 February 2016

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 2 Contents 3 6 14 16 18 20 41 Mission, vision and model Q4 and full-year 2015 performance Regulatory environment Capital Outlook for 2016 Appendix Non-GAAP reconciliations Special note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s 2014 Annual Report on Form 10-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. Please also refer to the slide in this presentation entitled “Additional information regarding forward looking statements.”

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 3 Accelerator Revenue <$5M We serve the global innovation economy Technology + Life Sciences + Healthcare Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank 8 February 2016

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 4 30+ years of focus on innovation companies and their investors Leading early-stage market share Strong client funds franchise Diversified revenue streams Global reach A unique financial services company $43.6B assets $15.7B loans $83.1B total client funds* QTD average balances for 12/31/15 8 February 2016 * Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 5 • Robust new client acquisition • Strong market position • Global growth • Fee income growth • Stable credit quality • Healthy business conditions for our clients …but with challenges • Low interest rates • Complex regulatory environment + increasing requirements • Heated markets (valuations, volatility) • Competition A strong business environment 8 February 2016

Q4’15 vs. Q3’15: strong balance sheet and core fee income growth; stable credit quality overall

Average loans: +5.6% Period-end loans: 9.3%	Average total client funds[1]: + 3.8%	Average fixed income securities: +2.7%

Stable credit quality overall with NPLs/total gross loans decreased to 0.73%

Net interest income: +5.6% and +4 bps improvement to net interest margin	Solid gains on investment securities and warrants of $26.0m[2,3]	“Core fee”[4] income: +6.3%

Solid capital ratios, despite pressure from substantial balance sheet growth

1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds.
2. The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors.
3. Gains on equity warrant assets were $16.4 million. Non-GAAP gains on investment securities, net of non-controlling interests, were $9.6 million.
4. "Core Fee" income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information.

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 6

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 7 Average loans grew 28.3% Location: Annual – Data Tab $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $2 $4 $6 $8 $10 $12 $14 $16 $18 Billio ns Average loans Period-end loans (2015 vs. 2014)

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 8 A diversified loan portfolio 1. As of 12/31/2015; gross loans do not include the impact of deferred fees and costs. 2. Private Bank segment includes loans designated as Consumer Loans in our earnings releases and our Form 10-K and 10-Q reports. 3. Tech, LS and Healthcare percentages are as a % of Total Gross Loans Gross Loans: $16.9 Billion1,2 Location: Loan Pie Tab, A178 Technology, Life Science & Healthcare Portfolio Only1,3 $8.3 Billion (49% of Gross Loans) Sponsored Buyout $2.2 (14%) Factoring $0.3 (2%) Early Stage $0.9 (6%) Early Stage $1.1 (6%) Balance Sheet $3.5 (21%) Commercial Finance $1.1 (7%) Factoring $0.3 (2%) Sponsored Buyout $2.3 (13%) Software & Internet $5.5 33% Hardware $1.1 6% Life Science & Healthcare $1.7 10% PE/VC $5.5 33% Wine $0.9 5% Private Bank $1.8 10% Other $0.4 3%

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 9 Average total client funds grew 29.4% Key drivers • Strong funding and exit environment • Highly liquid clients • Robust new client acquisition • Low rate environment “Copy of IR Roadshow Charts x – Active File” Data: Annual Tab A 42 – C 69 Chart: Annual Charts Tab A4 $12.0 $15.6 $17.9 $19.6 $28.3 $36.3$15.7 $17.7 $20.2 $24.2 $30.0 $39.2 $27.7 $33.3 $38.1 $43.8 $58.4 $75.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 2010 2011 2012 2013 2014 2015 Billions Average off-balance sheet client investment funds Average deposits (2015 vs. 2014)

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 10 $94.6 $269.4 7.39% 2.54% 2% 3% 4% 5% 6% 7% 8% $80 $120 $160 $200 $240 $280 Q2 '07 Q4 '07 Q2 '08 Q4 '08 Q2 '09 Q4 '09 Q2 '10 Q4 '10 Q2 '11 Q4 '11 Q2 '12 Q4 '12 Q2 '13 Q4 '13 Q2 '14 Q4 '14 Q2 '15 Q4 '15 Net interest income Net interest margin Net interest income grew 17.5% despite low rates “Copy of IR Roadshow Charts x – Active File” Data: Quarterly Tab A44:A76 NII growth driven by strong deposit and loan growth Millions (2015 vs. 2014)

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 11 0.20% 0.05% 0.75% 0.28% 0.00% 0.50% 1.00% 1.50% 2.00% Net charge-offs/average total gross loans (annualized) • Recent NPL and NCO increases driven by three sponsored buyout loans • NPL and NCO ratios are well within our acceptable operating ranges TAB: Credit Quality Millions Credit quality remained stable $44.4m $123.4m $4.3m $28.5m Full-year 2015 NCOs = 31 bps $11.2m 0.50% 0.10% 0.73% 0.00% 0.50% 1.00% 1.50% 2.00% Non-performing loans/total gross loans

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 12 $109.0 $129.3 $158.4 $175.5 $209.6 $265.4 $0 $50 $100 $150 $200 $250 $300 2010 2011 2012 2013 2014 2015 Million s * “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. TAB: Quarterly NonII Location: A3 – AB10 Core fee* income grew 26.6% Growth driven primarily by Foreign Exchange and Credit Cards/Payments (2015 vs. 2014)

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 13 $14.2 $13.7 $13.7 $15.9 $17.2 $17.9 $17.9 $18.6 $17.7 $22.4 $23.0 $24.0 $7.4 $7.6 $8.2 $9.2 $10.3 $10.3 $10.9 $10.4 $12.1 $14.2 $14.5 $15.8 $0 $5 $10 $15 $20 $25 $30 $35 $40 Millions Foreign exchange fees Credit card & payment fees Credit Cards : +112% Foreign Exchange +69% TAB: Quarterly NonII Location: A3 – AB10 Q1’13 Q4’15 Credit cards/payments and foreign exchange drove core fee* income growth * “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 14 Complex regulatory environment As a global, commercial bank with a holding company structure, we face a more complex regulatory landscape. We have invested for years, and continue to invest, in regulatory and compliance infrastructure – people, processes and systems. Key Areas of Regulatory Focus • “Basel III”* • Volcker Rule • Road to $50B (CCAR) • BSA/AML * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act 8 February 2016

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 15 Initiative Status CCAR Preparation Capital stress testing results disclosed in June 2015; integrated with strategic planning cycle; idiosyncratic stress scenarios performed for first time Liquidity Stress Testing Quarterly testing/internal reporting since 2010; Liquidity management practices separately at both the Bank and Parent level Risk Governance & Oversight Board involvement, including formation of Risk Committee; Risk Appetite Statement Enterprise Risk Management Covers all material risks: Credit, Liquidity, Market, Operational, Legal/Compliance Compliance Infrastructure Continued investment in compliance infrastructure and staff, including i) “Basel III”*, Volcker Rule, Road to $50B (CCAR), and BSA/AML Volcker Rule Compliance Ongoing; no new material commitments of our own capital since 2010 Liquidity Coverage Ratio/ High Quality Liquid Assets $25.2 Billion short-duration, fixed-income portfolio (57% of assets); composed predominantly of Fannie Mae, Freddie Mac, Ginnie Mae and Treasury securities Model Risk Management Program in place and continuing to develop Infrastructure Continuous investment in people, processes and systems to support all of the above Continued regulatory focus: ongoing efforts, investment, yet more to do * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 16 12.28% 13.84% 12.83% 7.63% 7.16% 12.34% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 2011 2012 2013 2014 2015 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We are well capitalized: (Holding company capital ratios1) TAB: Capital Ratios Location: A3 – U7 2 2 1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. Basel III adoption in January 2015

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 17 12.52% 13.60% 12.52% 7.09% 6.95% 12.59% 6% 8% 10% 12% 14% 16% 18% 2011 2012 2013 2014 2015 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk- weighted assets Bank Capital Ratios1 1 2 2 TAB: Capital Ratios Location: A9 – U13 2 We are well capitalized: (Bank capital ratios1) 1. All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. • Exceptional deposit growth has pressured Tier 1 Leverage ratio • Basel III adoption in January 2015 • Q2’14 $435M equity raise and Q1’15 $350M debt raise (at the holding company and down-streamed to the bank) increased bank capital ratios across the board 2

2016 full-year outlook (as of 1/21/16)

Business Driver	2016 Full Year Outlook vs. 2015 Full Year Results	Change since 10/22/15
Average loans	Increase at a percentage rate in the high teens to low 20s	Increased from mid-teens due to better-than-expected pace period-end growth in Q4'15
Average deposits	Increase at a percentage rate in the low double digits	No change
Net interest income[1, 2]	Increase at a percentage rate in the mid-teens	Increased due to impact of 25 bps Fed Funds rate increase in December 2015
Net interest margin[1, 2]	Between 2.50% and 2.70%	Increased due to impact of 25 bps Fed Funds rate increase in December 2015
Allowance for loan losses for total gross performing loans as a % of total gross performing loans	Comparable to 2015 levels	Not provided
Net loan charge-offs	0.30%-0.50% of avg. total gross loans	No change
Non-performing loans/total gross loans	Between 0.60% and 1.00% of total gross loans	No change
"Core fee" income [3,4]	Increase at a percentage rate in the mid-20s	Increased from mid-teens due to impact of 25 bps Fed Funds rate increase in December 2015 and improved outlook for FX and credit card income
Non-interest expense (excluding expense related to non-controlling interests)[1,4]	Increase at a percentage rate in the high single digits	No change

1. Outlook based on management's current forecasts for such variables as average deposit and loan balances, deployment of surplus cash into investment securities, or performance-based incentive compensation. Such forecasts are subject to change, and actual results may differ, based on market conditions. Please see our "Special Note on Forward-Looking Statements" at beginning of this presentation for more information.
2. Assumes no increases to the Federal Funds Target Rate through the end of 2016
3. "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate.
4. Non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 18

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 19 Appendix

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 20 21 24 26 27 30 31 33 35 36 37 40 41 About SVB Financial Highlights ROE Balance Sheet Client Liquidity Credit Quality Investment Securities and Warrant Gains Efficiency Ratio Interest Rate Sensitivity Venture Capital Industry Additional Information Regarding Forward-Looking Statements Non-GAAP Reconciliations Appendix – contents

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 21 At the center of the innovation economy for over 30 years Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Capital Private venture investing expertise, oversight and management SVB Private Bank Private banking and wealth management SVB Analytics Strategic advisory, research and valuation services SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 22 Serving innovation around the world  SVB Offices  SVB Coverage  SVB’s International Banking Network China Hong Kong Israel U.K. U.S. $6.7B international deposits (12/31/15) $1.3B international loans (12/31/15) 33% increase in international clients in 2015

A strong, seasoned management team

- Average tenure of 12 years at SVB
- Diverse experience and skill sets to help direct our growth



Greg Becker

PRESIDENT & CEO
SILICON VALLEY BANK &
SVB FINANCIAL GROUP
23 years at SVB



Marc Cadieux

CHIEF CREDIT OFFICER
24 years at SVB



John China

HEAD OF RELATIONSHIP BANKING
20 years at SVB



Phil Cox

HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH
7 years at SVB



Mike Descheneaux

CHIEF FINANCIAL OFFICER
10 years at SVB



Mike Dreyer

CHIEF OPERATIONS OFFICER
Recently joined



Michelle Draper

CHIEF MARKETING OFFICER
3 years at SVB



Chris Edmonds-Waters

HEAD OF HUMAN RESOURCES
13 years at SVB



Roger Leone

CHIEF INFORMATION OFFICER
2 years at SVB



Joan Parsons

HEAD OF SPECIALTY BANKIN
22 years at SVB



Bruce Wallace

CHIEF DIGITAL OFFICER
8 years at SVB



Marc Verissim

CHIEF RISK OFFICER
22 years at SVB



Michael Zuckert

GENERAL COUNSEL
2 years at SVB

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 23

Quarterly highlights

	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15
Diluted earnings per share	$1.13 [1,2]	$1.71	$1.66	$1.57	$1.68
Net income available to common stockholders	$58.0M [1,2]	$88.5M	$86.1M	$81.7M	$87.5M
Average loans *(change)*	$12.7B *11.0%*	$14.0B *10.6%*	$14.3B *2.1%*	$14.9B *4.2%*	$15.7B *5.6%*
Average deposits *Change*	$32.6B *9.6%*	$33.9B *3.9%*	$35.0B *3.2%*	$37.4B *6.9%*	$38.9B *4.1%*
Average off-Balance sheet client investment funds *(change)*	$31.9B *2.8%*	$33.6B *5.5%*	$37.9B *12.6%*	$42.0B *10.8%*	$43.40B *3.5%*
Average fixed income securities	$20.6B	$21.1B	$21.4B	$22.9B	$23.5B
Net interest margin	2.66%	2.64%	2.58%	2.50%	2.54%
Net interest income	$234.7M	$238.9M	$243.8M	$254.7M	$269.1M
Non-GAAP non-interest income [3]	$104.3M	$109.4M [4]	$117.7M	$102.1M	$111.8M
Net charge-offs / Average total gross loans (annualized)	0.13%	0.11%	0.05%	0.75%	0.28%
Non-interest expense	$186.1M [1]	$190.5M [4]	$194.1M	$184.8M	$208.6M
Return on average SVBFG stockholders' equity (annualized)	8.14% [2]	12.38%	11.40%	10.35%	10.74%
Return on average assets (annualized)	0.61% [2]	0.94%	0.88%	0.77%	0.80%

1. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
2. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
3. Non-GAAP non-interest income net of non-controlling interests and excluding net losses on SVBIF sale transaction. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
4. Q1'15 amounts were revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Periods prior to 1/1/15 were not revised.

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 24

Annual highlights

	2011	2012	2013	2014	2015
Diluted earnings per share	$3.94 [1,2]	$3.91 [3]	$4.67 [4]	$5.31 [5]	$6.62
Net income available to common stockholders	$171.9M [1,2]	$175.1M [3]	$214.5M [4]	$263.9M [5]	$343.9M
Average loans *(change)*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*	$11.5B *23.0%*	$14.8B *28.3%*
Average deposits *(change)*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*	$28.3B *44.4%*	$36.3B *28.2%*
Average off-Balance sheet client investment funds *(change)*	$17.7B *12.9%*	$20.2B *14.0%*	$24.2B 19.8%	$30.0B 24.0%	$39.2B 30.6%
Average fixed-income securities [6]	$9.4B	$10.7B	$10.6B	$16.6B	$22.3B
Net interest margin	3.08%	3.19%	3.29%	2.81%	2.57%
Net interest income	$526.3M	$617.9M	$697.3M	$856.6M	$1,006.4M
Non-GAAP non-interest income [7]	$222.7M	$240.4M	$330.3M	$352.5M	$441.1M
Net charge-offs / Average total gross loans (annualized)	(0.02%)	0.31%	0.33%	0.32%	0.31%
Non-interest expense	$500.6M [1]	$546.0M	$615.2M [4]	$707.2M [4]	$778.0M
Return on average SVBFG stockholders' equity (annualized)	11.87% [1,2]	10.09% [3]	11.20%	10.46% [5]	11.18%
Return on average assets (annualized)	0.92% [1,2]	0.82%[3]	0.93%	0.80% [5]	0.84%

1. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
2. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
3. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
4. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
5. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
6. Includes available-for-sale and held-to-maturity securities held on the balance sheet
7. Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction and gains on sales of certain assets. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 25

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 26 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 10.46% 11.18% 13.87% 12.96% 11.96% 0.51% 4.68% 7.36% 9.33% 8.69% 9.60% 8.89% 8.78% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 SVB Peer*ROAE TAB: Ratios Location: A13-B25 Pressure on asset yields due to low interest rates and deposit growth has impacted ROAE. Strong return on average equity vs. peers* • “Peers” refers to peer group as reported in our 2015 Proxy Statement and updated as of 12/31/15. Peer ROAE data is from SNL Financial and represents ROAE for a lagging four quarters

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 27 TAB: Balance Sheet Location: A2 – O14 A highly liquid balance sheet (12/31/15) TAB: Balance Sheet Location: A2 – O14 Period-end assets $44.7 Billion Period-end liabilities $41.4 Billion • Net of non-controlling interests, non-marketable securities were $549 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Non-marketable securities (VC Investments) 1% $0.7B* Net loans 37% $16.5B AFS securities (primarily agencies) 37% $16.4B Held-to- maturity securities 20% $8.8B Cash 3% $1.5B Other 2% $0.8B Borrowings 4% $1.6B Interest- bearing deposits 20% $8.3B Non-interest- bearing deposits 75% $30.9B Other 1% $0.6B

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 28 TAB: 10-Yr Balance Sheet Location: A2 – Q20 A growing balance sheet Investment portfolio = 57% of Total Assets at 12/31/15 Non-Interest-Bearing Deposits = 79% of Total Deposits at 12/31/15 Billions Billions $20.0 $22.8 $26.4 $39.3 $44.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2011 2012 2013 2014 2015 Other assets Net loans Non-marketable securities Held-to-maturity securities Available-for-sale securities Cash and cash equivalents $17.7 $20.2 $23.3 $35.3 $41.4 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2011 2012 3 2014 2015 Other liabilities Bor owings Interest bearing deposits Noninterest-bearing deposits

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 29 A high quality investment portfolio TAB: Fixed Income Securities Location: A1 – K10 A highly liquid portfolio with a duration of 2.7 years (at 12/31/15) Available-for-Sale Securities * Held-to-Maturity Securities Investment portfolio represents 57% of total assets TAB: Fixed Income Securities Location: A39 –H44 Billions Billions U.S. Treasuries make up 46% of investment portfolio 2.4 4.2 1.2 0.5$7.4 $7.8 $7.7 $8.3 $8.8 $0 $2 $4 $6 $8 $10 $12 $14 $16 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities 11.7 2.7 1.4 0.6 $10.5 $11.3 $12.0 $13.5 $16.4 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 12/31/11 12/31/12 12/31/13 12/31/14 12/31/2015 • In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities.

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 30 * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. TAB: Annual Data Location: A59 – P61 Robust client liquidity Growth Drivers • Significant client funding and exit activity • Healthy increases in early-stage and private equity client counts 4 5 7 10 14 17 19 22 34 39 19 22 19 16 17 19 23 26 32 44 $23.0 $26.8 $26.1 $25.9 $31.3 $35.5 $41.7 $48.8 $66.7 $83.1 $6 $7 $10 $13 $18 $20 $23 $26 $39 $45 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Bil lio ns Period-end deposits Period-end client investment funds Period-end total client funds Period-end total assets

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 31 $18.4 $7.6 $87.2 $123.4 1.07% 0.18% 1.57% 0.73% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Non-performing loans Non-performing loans as % total gross loans TAB: Credit Quality Location: A2 – D17 Millions Financial Crisis: 5 problem loans drove short-lived spike in NPLs History of strong credit quality Increase caused primarily by three Sponsored Buyout loans in Q2 and Q3; credit was stable in Q4

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 32 TAB: Credit Quality Location: A2 – D17 Financial Crisis: 5 problem loans drove short-lived spike in NCOs History of strong credit quality 3.32% -0.08% 2.64% -0.02% 0.31% -2.5% 0.0% 2.5% 5.0% Net Charge-offs as % Average Total Gross Loans

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 33 5 9 37 26 37 (22) (1) 17 19 16 $13 $10 4 7 19 17 25 12 13 20 20 24 $11 $16 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Million s Net equity warrant gains (losses) Net gains on investment securities net of non-controlling interests VC/PE-Related Investment Securities and Warrant Gains Valuation gains of $21.8m net of NCI related to FireEye IPO, TAB: Quarterly NonII Location: A12 & A13 Losses of $22.1m, net of NCI, related to decline in FireEye valuations Warrant gains of $13.9m related to FitBit IPO Warrant gains of $15.2m related to FireEye IPO,

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 34 Warrant gains have outstripped early-stage loan losses over time ($3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 ($13) ($1) ($2) ($7) ($10) ($16) ($58) ($23) ($1) ($21) ($26) ($30) ($12) -$60 -$40 -$20 $0 $20 $40 $60 $80 $100 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Mil lio ns Gains on Equity Warrants Net of Early-Stage Loan Losses 2002 through 2015 Net gains (warrants minus ES NCOs) Gains (losses) on warrants Early-stage net charge-offs +$101M

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 35 $411 $492 $535 $603 $688 $777 69.7% 65.6% 62.2% 58.5% 56.9% 53.6% 0% 25% 50% 75% 100% $0 $200 $400 $600 $800 $1,000 2010 2011 2012 2013 2014 2015 Non-GAAP non-interest expense net of non-controlling interests Non-GAAP efficiency ratio Millions TAB: NonIE Location: B5 – D17 1. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 1,2 1,2 Efficiency ratio trending down

We expect rising rates to benefit us significantly

We expect each 25 bps increase in the Fed Funds rate to contribute approximately $19 million to Net Interest Income*

Changes in Fed Funds Rate (basis points)	Changes in Net Interest Income (tax effected)	Incremental EPS Effect	Incremental ROE Effect	Net Interest Margin Effect
+100	+$78 million	+$1.50	+1.82%	+0.30%
+200	+$158 million	+$3.04	+3.62%	+0.62%
+300	+$239 million	+$4.58	+5.34%	+0.93%

* Tax-effected estimates are based on static balance sheet and assumptions as of 12/31/2015 svb Q4 2015 Corporate Overview and Financial Results 36

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 37 VC fundraising has been healthy Source: Thomson Reuters and National Venture Capital Association $31 $30 $25 $16 $13 $19 $20 $18 $31 $28 236 235 214 162 176 192 218 209 271 235 $0 $5 $10 $15 $20 $25 $30 $35 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Bil lio ns VC Fundraising Dollars # Funds

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 38 VC investment has been robust Source: PricewaterhouseCoopers/National Venture Capital Association MoneyTree™ Report, Data: Thomson Reuters $28 $32 $30 $20 $24 $30 $28 $30 $51 $59 0 10 20 30 40 50 60 70 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Bil lio ns VC Dollars Invested

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 39 Exits of VC-backed companies continued, although at a more moderate pace Source: Thomson Reuters and National Venture Capital Association, includes all companies with at least one U.S. VC investor that trade on U.S. exchanges, regardless of domicile $19 $30 $14 $13 $18 $24 $23 $17 $48 $16 378 382 348 273 545 501 492 394 485 372 $- $10 $20 $30 $40 $50 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Billi ons M&A Disclosed Value # M&A Deals $5 $10 $2 $8 $ 0 $21 $ 1 $16 $9 57 86 6 12 67 50 48 80 117 77 $- $5.0 $10.0 $15.0 $20.0 5.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Billi ons IPO Value #IPOs

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 40 As discussed under “Special Note Regarding Forward-Looking Statements,” our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: (i) market and economic conditions, including the interest rate environment, and the associated impact on us; (ii) the credit profile and credit quality of our loan portfolio and volatility of our levels of nonperforming assets and charge-offs; (iii) the adequacy of our allowance for loan losses and the need to make provisions for loan losses for any period; (iv) the borrowing needs of our clients; (v) the sufficiency of our capital and liquidity positions; (vi) the levels of loans, deposits and client investment fund balances; (vii) the performance of our portfolio investments; the general condition of the public and private equity and mergers and acquisitions markets and their impact on our investments, including equity warrant assets, venture capital and private equity funds and direct equity investments; (viii) our overall investment plans and strategies; the realization, timing, valuation and performance of our equity or other investments; (ix) the levels of public offerings, mergers and acquisitions and venture capital investment activity of our clients that may impact the borrowing needs of our clients; (x) the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; (xi) business disruptions and interruptions due to natural disasters and other external events; (xii) the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; (xiii) expansion of our business internationally; (xiv) the impact of legal requirements and regulations limiting or restricting our activities or resulting in higher costs, including the Volcker rule; (xv) the impact of lawsuits and claims; (xvi) changes in accounting standards; (xvii) the levels of equity capital available to our client or portfolio companies; and (xviii) our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives. For additional information about these and other factors, investors should refer to the documents we file from time to time with the Securities and Exchange Commission, including: (i) the disclosure contained under the heading “Risk Factors” in our latest Annual Report on Form 10-K for the year ended December 31, 2014, which was filed on February 26, 2015; (ii) the disclosure contained under the heading “Forward-Looking Statements” in our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K filed on January 21, 2016. Additional information regarding forward-looking statements

S V B 2 0 1 4 4 :3 S V B 2 0 1 4 4 :3 S V B 2 0 1 4 4 :3 41 Q4 2015 Corporate Overview and Financial Results 8 February 2016 Non-GAAP reconciliations

Non-GAAP reconciliation

"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Quarter ended Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014
GAAP noninterest income	$ 78,604	$ 98,239	$ 257,650	$ 238,713	$ 310,225	$ 14,210
Less: gains (losses) on investment securities, net	27,438	40,561	187,862	163,547	223,912	(57,320)
Less: gains on derivative instruments, net	10,292	8,087	9,423	14,382	24,167	12,775
Less: other noninterest income (loss)	(447)	7,634	17,161	11,791	11,200	8,762
Non-GAAP core fee income	$ 41,321	$ 41,957	$ 43,204	$ 48,993	$ 50,946	$ 49,993

Non-GAAP core fee income (dollars in thousands)	Quarter ended Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015
GAAP noninterest income	$ 80,167	$ 167,637	$ 123,524 [2]	$ 126,287	$ 108,477	$ 114,506
Less: gains on investment securities, net	5,644	94,787	33,263 [2]	24,975	18,768	12,439
Less: gains on derivative instruments, net	26,538	33,365	39,729	16,317	10,244	17,515
Less: other noninterest income (loss)	(5,361)	(15,861)	(7,678)	18,916	11,077	11,847
Non-GAAP core fee income	$ 53,346	$ 55,346	$ 58,210	$ 66,079	$ 68,388	$ 72,705

1) "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

2) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Amounts prior to 1/1/15 have not been revised.

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 42

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 43 *For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Dec 31, 2015 GAAP non-marketable securities 674,946$ Less: amounts attributable to non-controlling interests 126,388 Non-GAAP non-marketable securities, net of non-controlling interests 548,558$ Composition of non-GAAP non-marketable securities, net of non-controlling interests Dec 31, 2015 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments 44,485$ Other venture capital investments 218 Other securities (fair value accounting) 124 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 69,314 Debt funds 21,970 China Joint Venture Investment 78,799 Other investments 39,734 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 120,676 Other investments 18,882 Investments in qualified affordable housing projects 154,356 Total non-marketable and other securities 548,558$

Non-GAAP reconciliation

Consolidated (Holdco) TCE/TA and TCE/RWA[1]

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31, 2010	2011	2012	2013 [2]	2014 [2]	2015 [3]
GAAP SVBFG stockholders' equity	$ 1,274,350	$ 1,569,392	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 3,198,134
Less: Intangible assets	847	601	-	-	-	-
Tangible common equity (TCE)	$ 1,273,503	$ 1,568,791	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 3,198,134
GAAP Total assets	$ 17,527,761	$ 19,968,894	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 44,686,703
Less: Intangible assets	847	601	-	-	-	-
Tangible assets (TA)	$ 17,526,914	$ 19,968,293	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 44,686,703
Risk-weighted assets (RWA)	$ 9,406,677	$ 11,837,902	$ 13,532,984	$ 16,901,501	$ 21,755,091	$ 25,919,594
Tangible common equity to tangible assets	7.27%	7.86%	8.04%	7.43%	7.15%	7.16%
Tangible common equity to risk-weighted assets	13.54%	13.25%	13.53%	11.61%	12.93%	12.34%

1) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2) Prior period amounts, except risk-weighted assets, have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
3) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 1/1/15 have not been revised.

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016
44

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 45 1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 2. Prior period amounts, except risk-weighted assets, have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01). Bank only TCE/TA and TCE/RWA1 Non-GAAP reconciliation 2010 2011 2012 2013 2 2014 2 2015 Tangible common equity (TCE) 1,074,561$ 1,346,854$ 1,591,643$ 1,634,389$ 2,399,411$ 3,059,045$ Tangible assets (TA) 16,268,589$ 18,758,813$ 21,471,111$ 24,849,484$ 37,607,973$ 44,045,967$ Risk-weighted assets (RWA) 9,047,907$ 11,467,401$ 13,177,887$ 16,612,870$ 21,450,480$ 24,301,043$ Tangible common equity to tangible assets 6.61% 7.18% 7.41% 6.58% 6.38% 6.95% Tangible common equity to risk-weighted assets 11.88% 11.75% 12.08% 9.84% 11.19% 12.59% Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31,

Non-GAAP reconciliation

Non-interest income

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended								
	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015 [1]	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015
GAAP non-interest income	$ 238,713	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524	$ 126,287	$ 108,477	$ 114,506
Less: income (losses) attributable to non-controlling interests, including carried interests	137,833	186,718	(35,325)	4,911	77,320	14,164	8,556	6,343	2,673
Non-GAAP non-interest income, net of non-controlling interests [2]	100,880	123,507	49,535	75,256	90,317	109,360	117,731	102,134	111,833
Less: net (losses) on SVBIF Sale Transaction	-	-	-	-	(13,934)	-	-	-	-
Non-GAAP non-interest income, net of noncontrolling interests [2] and excluding net losses on SVBIF Sale Transaction	$ 100,880	$ 123,507	$ 49,535	$ 75,256	$ 104,251	$ 109,360	$ 117,731	$ 102,134	$ 111,833

1) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 1/1/15 have not been revised.
2) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 46

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)	Year ended December 31, 2010	2011	2012	2013 [2]	2014 [2]	2015 [3]
GAAP noninterest expense	$ 422,818	$ 500,628	$ 545,998	$ 615,244	$ 707,180	$ 778,016
Less: amounts attributable to noncontrolling interests	12,348	11,567	11,336	12,714	18,867	828
Less: net gain from note repurchases and termination of corresponding interest rate swaps	-	(3,123)	-	-	-	-
Non-GAAP noninterest expense, net of noncontrolling interests	$ 410,470	$ 492,184	$ 534,662	$ 602,530	$ 688,313	$ 777,188
GAAP net interest income	$ 418,135	$ 526,277	$ 617,864	$ 697,344	$ 856,595	$ 1,006,425
Adjustments for taxable equivalent basis	2,051	1,951	1,919	1,724	1,689	1,564
Non-GAAP taxable equivalent net interest income	420,186	528,228	619,783	699,068	858,284	1,007,989
Less: income (losses) attributable to noncontrolling interests	28	122	106	76	33	8
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 420,158	$ 528,106	$ 619,677	$ 698,992	$ 858,251	$ 1,007,981
GAAP noninterest income	247,530	382,332	335,546	673,206	572,239	472,794
Non-GAAP noninterest income, net of noncontrolling interests	168,645	222,682	240,408	330,302	352,549	441,058
GAAP total revenue	$ 665,665	$ 908,609	$ 953,410	$ 1,370,550	$ 1,428,834	$ 1,479,219
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 588,803	$ 750,788	$ 860,085	$ 1,029,294	$ 1,210,800	$ 1,449,039
GAAP operating efficiency ratio	63.52%	55.10%	57.27%	44.89%	49.49%	52.60%
Non-GAAP operating efficiency ratio	69.71%	65.56%	62.16%	58.54%	56.85%	53.63%

1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
3. Amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 1/1/15 have not been revised.

svb Q4 2015 Corporate Overview and Financial Results 8 February 2016 47

S V B 2 0 1 4 4 :3 Q4 2015 Corporate Overview and Financial Results 8 February 2016 48